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                                    EXHIBIT Q

                              FORM OF CERTIFICATION

                   CERTIFICATION TO BE PROVIDED WITH FORM 10-K

                      WACHOVIA ASSET SECURITIZATION, INC.,
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1

I, JOSEPH M. DEVINE, CERTIFY THAT:

                  1. I HAVE REVIEWED THE ANNUAL REPORT ON FORM 10-K, AND ALL MONTHLY FORM 8-K'S CONTAINING DISTRIBUTION DATE STATEMENTS FILED IN RESPECT OF PERIODS INCLUDED IN THE YEAR COVERED BY THIS ANNUAL REPORT, OF THE WACHOVIA ASSET SECURITIZATION 2002-1 TRUST (THE "TRUST");

                  2. BASED ON MY KNOWLEDGE, THE INFORMATION IN THESE REPORTS, TAKEN AS A WHOLE, DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH SUCH STATEMENTS WERE MADE, NOT MISLEADING AS OF THE LAST DAY OF THE PERIOD COVERED BY THIS ANNUAL REPORT;

                  3. BASED ON MY KNOWLEDGE, THE SERVICING INFORMATION REQUIRED TO BE PROVIDED TO THE CERTIFICATE ADMINISTRATOR BY THE SERVICER UNDER THE POOLING AND SERVICING AGREEMENT, DATED SEPTEMBER 27, 2002 (THE "AGREEMENT"), AMONG WACHOVIA ASSET SECURITIZATION, INC., AS DEPOSITOR, WACHOVIA BANK, NATIONAL ASSOCIATION, AS SERVICER (IN SUCH CAPACITY, THE "SERVICER"), MASTER SERVICER AND CERTIFICATE ADMINISTRATOR (IN SUCH CAPACITY, THE "CERTIFICATE ADMINISTRATOR"), AND JPMORGAN CHASE BANK, AS TRUSTEE IS INCLUDED IN THESE REPORTS;

                  4. I AM RESPONSIBLE FOR REVIEWING THE ACTIVITIES PERFORMED BY THE SERVICER UNDER THE AGREEMENT AND BASED UPON THE REVIEW REQUIRED UNDER THE AGREEMENT, AND EXCEPT AS DISCLOSED IN THE REPORT, THE SERVICER HAS FULFILLED ITS OBLIGATIONS UNDER THE AGREEMENT; AND

                  5. I HAVE DISCLOSED TO THE TRUST'S CERTIFIED PUBLIC ACCOUNTANTS ALL SIGNIFICANT DEFICIENCIES RELATING TO THE SERVICER'S COMPLIANCE WITH THE MINIMUM SERVICING STANDARDS IN ACCORDANCE WITH A REVIEW CONDUCTED IN COMPLIANCE WITH THE UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS OR SIMILAR STANDARD AS SET FORTH IN THE AGREEMENT.


                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       AS THE SERVICER


                                       By: /s/ Joseph M. Devine


                                       Name: Joseph M. Devine


                                       Title:   Vice President and Assistant
                                                Secretary